EXHIBIT 99.1

 Accrued Interest Date:                                Collection Period Ending:
 25-Apr-05                                                            30-Apr-05

 Distribution Date:          BMW Vehicle Owner Trust 2002-A            Period #
 25-May-05                   ------------------------------                  36

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
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 Balances
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                                                                                             Initial             Period End
       Receivables                                                                    $1,401,763,032           $177,939,654
       Reserve Account                                                                   $14,017,630            $10,513,223
       Yield Supplement Overcollateralization                                             $6,397,885               $840,999
       Class A-1 Notes                                                                  $311,000,000                     $0
       Class A-2 Notes                                                                  $358,426,000                     $0
       Class A-3 Notes                                                                  $446,779,000                     $0
       Class A-4 Notes                                                                  $251,253,000           $149,191,508
       Class B Notes                                                                     $27,907,000            $27,907,000

 Current Collection Period
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       Beginning Receivables Outstanding                                                $193,536,250
       Calculation of Total Distribution Amount
             Regular Principal Distributable Amount
                   Receipts of Scheduled Principal                                       $10,171,254
                   Receipts of Pre-Paid Principal                                         $5,114,880
                   Liquidation Proceeds                                                     $145,382
                   Principal Balance Allocable to Gross Charge-offs                         $165,079
             Total Receipts of Principal                                                 $15,596,595

             Interest Distribution Amount
                   Receipts of Interest                                                   $1,025,383
                   Servicer Advances                                                          $8,794
                   Reimbursement of Previous Servicer Advances                                    $0
                   Accrued Interest on Purchased Receivables                                      $0
                   Recoveries                                                                $20,156
                   Net Investment Earnings                                                   $20,822
             Total Receipts of Interest                                                   $1,075,155

             Release from Reserve Account                                                         $0

       Total Distribution Amount                                                         $16,506,671

       Ending Receivables Outstanding                                                   $177,939,654

 Servicer Advance Amounts
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       Beginning Period Unreimbursed Previous Servicer Advance                            $1,976,731
       Current Period Servicer Advance                                                        $8,794
       Current Reimbursement of Previous Servicer Advance                                         $0
       Ending Period Unreimbursed Previous Servicer Advances                              $1,985,525

 Collection Account
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       Deposits to Collection Account                                                    $16,506,671
       Withdrawals from Collection Account
             Servicing Fees                                                                 $161,280
             Class A Noteholder Interest Distribution                                       $612,152
             First Priority Principal Distribution                                                $0
             Class B Noteholder Interest Distribution                                       $112,791
             Regular Principal Distribution                                              $15,513,005
             Reserve Account Deposit                                                              $0
             Unpaid Trustee Fees                                                                  $0
             Excess Funds Released to Depositor                                             $107,443
       Total Distributions from Collection Account                                       $16,506,671


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 Excess Funds Released to the Depositor
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             Release from Reserve Account                                    $0
             Release from Collection Account                           $107,443
       Total Excess Funds Released to the Depositor                    $107,443

 Note Distribution Account
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       Amount Deposited from the Collection Account                 $16,237,948
       Amount Deposited from the Reserve Account                             $0
       Amount Paid to Noteholders                                   $16,237,948

 Distributions
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       Monthly Principal Distributable Amount                   Current Payment      Ending Balance        Per $1,000        Factor
       Class A-1 Notes                                                       $0                  $0             $0.00         0.00%
       Class A-2 Notes                                                       $0                  $0             $0.00         0.00%
       Class A-3 Notes                                                       $0                  $0             $0.00         0.00%
       Class A-4 Notes                                              $15,513,005        $149,191,508            $61.74        59.38%
       Class B Notes                                                         $0         $27,907,000             $0.00       100.00%

       Interest Distributable Amount                            Current Payment          Per $1,000
       Class A-1 Notes                                                       $0               $0.00
       Class A-2 Notes                                                       $0               $0.00
       Class A-3 Notes                                                       $0               $0.00
       Class A-4 Notes                                                 $612,152               $2.44
       Class B Notes                                                   $112,791               $4.04



 Carryover Shortfalls
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                                                                      Prior
                                                                  Period Carryover     Current Payment        Per $1,000
       Class A-1 Interest Carryover Shortfall                                $0                  $0                $0
       Class A-2 Interest Carryover Shortfall                                $0                  $0                $0
       Class A-3 Interest Carryover Shortfall                                $0                  $0                $0
       Class A-4 Interest Carryover Shortfall                                $0                  $0                $0
       Class B Interest Carryover Shortfall                                  $0                  $0                $0


 Receivables Data
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                                                               Beginning Period       Ending Period
       Number of Contracts                                               20,541              19,733
       Weighted Average Remaining Term                                    19.64               18.77
       Weighted Average Annual Percentage Rate                            6.32%               6.32%

       Delinquencies Aging Profile End of Period                  Dollar Amount          Percentage
             Current                                               $158,121,129              88.86%
             1-29 days                                              $15,821,352               8.89%
             30-59 days                                              $3,055,517               1.72%
             60-89 days                                                $520,648               0.29%
             90-119 days                                                $84,280               0.05%
             120+ days                                                 $336,728               0.19%
             Total                                                 $177,939,654             100.00%
             Delinquent Receivables +30 days past due                $3,997,173               2.25%



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       Write-offs
             Gross Principal Write-Offs for Current Period             $165,079
             Recoveries for Current Period                              $20,156
             Net Write-Offs for Current Period                         $144,923

             Cumulative Realized Losses                              $7,382,539


       Repossessions                                              Dollar Amount               Units
             Beginning Period Repossessed Receivables Balance          $567,656                  37
             Ending Period Repossessed Receivables Balance             $376,059                  30
             Principal Balance of 90+ Day Repossessed Vehicles          $67,111                   4



 Yield Supplement Overcollateralization
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       Beginning Period Required Amount                                $924,590
       Beginning Period Amount                                         $924,590
       Ending Period Required Amount                                   $840,999
       Current Period Release                                           $83,590
       Ending Period Amount                                            $840,999
       Next Distribution Date Required Amount                          $761,625

 Reserve Account
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       Beginning Period Required Amount                             $10,513,223
       Beginning Period Amount                                      $10,513,223
       Net Investment Earnings                                          $20,822
       Current Period Deposit                                                $0
       Current Period Release to Collection Account                          $0
       Current Period Release to Depositor                                   $0
       Ending Period Required Amount                                $10,513,223
       Ending Period Amount                                         $10,513,223

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